                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

                           SEC FILE NUMBER 811-07384

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                     Nicholas-Applegate Institutional Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS


      U.S. MINI CAP GROWTH FUND                 U.S. EMERGING GROWTH FUND
      U.S. SMALL CAP VALUE FUND                 U.S. LARGE CAP VALUE FUND
U.S. SYSTEMATIC LARGE CAP GROWTH FUND       U.S. SYSTEMATIC SMID GROWTH FUND
        U.S. CONVERTIBLE FUND                      GLOBAL SELECT FUND
      INTERNATIONAL GROWTH FUND          INTERNATIONAL GROWTH OPPORTUNITIES FUND
EMERGING MARKETS OPPORTUNITIES FUND           INTERNATIONAL SYSTEMATIC FUND
                            U.S. HIGH YIELD BOND FUND

                                   ----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 23, 2005
                                600 WEST BROADWAY
                           SAN DIEGO, CALIFORNIA 92101

                                   ----------

     NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the "Trust"), will be held at the Trust's offices at 600 West Broadway, San Diego, California 92101, at 10:00 a.m., San Diego time, for the following purposes:

     1. A proposal to elect two Trustees to serve until their successors are duly elected and qualified; and

     2. To consider any other business that may properly come before the meeting or any adjournment thereof.

     YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

     Shareholders of record as of the close of business on August 1, 2005 are entitled to vote at the Meeting and any adjournment thereof.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE RETURN YOUR PROXY CARD PROMPTLY. SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ANY SHAREHOLDER PRESENT AT THE MEETING MAY VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE IT.

                                   By Order of the Board of Trustees,


                                   Charles H. Field Jr., Secretary
San Diego, California
August 22, 2005

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS


      U.S. MINI CAP GROWTH FUND                 U.S. EMERGING GROWTH FUND
      U.S. SMALL CAP VALUE FUND                 U.S. LARGE CAP VALUE FUND
U.S. SYSTEMATIC LARGE CAP GROWTH FUND       U.S. SYSTEMATIC SMID GROWTH FUND
        U.S. CONVERTIBLE FUND                      GLOBAL SELECT FUND
      INTERNATIONAL GROWTH FUND          INTERNATIONAL GROWTH OPPORTUNITIES FUND
EMERGING MARKETS OPPORTUNITIES FUND           INTERNATIONAL SYSTEMATIC FUND
                            U.S. HIGH YIELD BOND FUND

                                   ----------

                                600 WEST BROADWAY
                           SAN DIEGO, CALIFORNIA 92101

                                 PROXY STATEMENT

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 2005

     This Proxy Statement contains the information you should know before voting on the proposals summarized below.

     THE TRUST WILL FURNISH WITHOUT CHARGE A COPY OF ITS MOST RECENT ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS WHO WANT TO OBTAIN A COPY OF THE TRUST'S ANNUAL REPORT SHOULD DIRECT ALL REQUESTS TO THE ATTENTION OF THE TRUST, AT THE ADDRESS LISTED ABOVE; OR CALL TOLL-FREE AT (800) 551-8043.

                                  INTRODUCTION

     This Proxy Statement is furnished to shareholders of the Trust in connection with the solicitation of proxies made by, and on behalf of the Board of Trustees (the "Board") of Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the "Trust"), to be voted at a Special Meeting of Shareholders of the Trust (the "Meeting") to be held on September 23, 2005 at 10:00 a.m. San Diego time at 600 West Broadway, 30th Floor, San Diego, California 92101, or any adjournment thereof. This Notice of Special Meeting and Proxy Statement are first being mailed to shareholders on or around August 22, 2005. As discussed more fully below, shareholders of the Trust are being asked to vote on a proposal to elect two Trustees of the Trust. The Board knows of no business other than the election of the Trustees that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The cost of the proxy solicitation, including any supplemental solicitation, will be borne by the Trust.

                         PROPOSAL: ELECTION OF TRUSTEES

     Shareholders of the Trust are asked to elect two Trustees to the Board. The Board has nominated JOHN J. MURPHY and HORACIO A. VALEIRAS (the "Nominees") for election as Trustee. The Board believes that each of the Nominees would be responsible and able Trustees. In reaching this determination, the Board considered the professional demeanor and accomplishments of the Nominees, as described further below:

     - JOHN J. MURPHY is the founder and senior principal of Murphy Capital Management, a registered investment adviser based in Ridgewood, New Jersey. Mr. Murphy created Murphy Capital Management as a successor corporation to Greene & Murphy, which he co-founded in 1979. Prior to that, he was Vice President and Senior Investment Portfolio Officer of Citizens First National Bank of New Jersey, where he was responsible for the investment policy and management of the bank's trust and pension and profit sharing divisions. Mr. Murphy joined the bank in 1970, having previously been associated with Bache & Co., a member of the New York Stock Exchange. Mr. Murphy graduated with a B.S. degree in economics from New York University, where he also attended the Graduate School of Business, majoring in Finance. Mr. Murphy is a Director of Citigroup's Consulting Group Capital Markets Fund, Smith Barney Allocation Funds and Smith Barney Multiple Discipline Trust. He also served as a director of Atlantic Stewardship Bank and Barclay's Bank International Funds in London.

     - HORACIO A. VALEIRAS is a managing director and the Chief Investment Officer of Nicholas-Applegate Capital Management, the Trust's investment adviser. Mr. Valeiras is responsible for overseeing all investment and trading functions within the firm. He is also lead portfolio manager for the firm's International Growth portfolios and a member of the Executive Committee. Mr. Valeiras is a Trustee, and the President, of the Trust. Prior to joining Nicholas-Applegate in 2002, he was a Managing Director of Morgan Stanley Investment Management London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. Mr. Valeiras was previously head of International Equity and asset allocation programs at Miller Anderson & Sherrerd. He earned his M.B.A. with an emphasis on finance from the University of California at Berkeley and a master's degree from Massachusetts Institute of Technology, where he became an instructor in their graduate school program. He earned a B.S. in chemical engineering from Virginia Tech. Mr. Valeiras serves on the Board of Directors of the San Diego Rowing Club and the Bishop's School.

     If elected, John J. Murphy would become a Trustee who is not an "interested person" as defined in the Investment Company Act of 1940 as amended, (the "Investment Company Act") (an "Independent Trustee"). Horacio A. Valeiras is currently a Trustee who is an "interested person" as defined in the Investment Company Act (an "Interested Trustee"). Mr. Valeiras was appointed to the Board in 2004. Section 16(a) of the Investment Company Act requires that at least two-thirds of the Trustees of the Trust be elected by shareholder vote (rather than appointed by Trustees); and the fund governance standards promulgated by the Securities and Exchange Commission ("SEC") under the Investment Company Act provide that, beginning January 16, 2006, at least 75% of the Trustees must be Independent Trustees if the Trust is to take advantage of certain exemptive rules under the Investment Company Act. If shareholders choose to elect Mr. Murphy and Mr. Valeiras as Trustees, the composition of the Board would comply with both requirements. Although none of the current Trustees are contemplating retirement at this time, the Board has determined that it is in the best interest of the shareholders of the Trust to increase the number of Independent Trustees and shareholder-elected Trustees to ensure the continued smooth operation of the Board in the event that one of the Trustees retires or is unable to perform his or her duties as Trustee.

     A committee composed of current Independent Trustees (the "Independent Nominating Committee") reviewed the profile of several potential candidates for the new Independent Trustee, and recommended John J. Murphy as Nominee. Mr. Murphy was recommended to the Independent Nominating Committee by Mr. Walter E. Auch, an Independent Trustee. The Board nominated Mr. Murphy at a meeting on May 12, 2005. The Board knows of no reason why the Nominees will become unavailable for election as Trustee, but if that should occur before the Meeting, the proxies received will be voted for such other nominees as the Board may recommend. None of the Trustees are related to one another.

     APPROVAL OF PROPOSAL 1 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE TRUST VOTED IN PERSON OR BY PROXY AT THE MEETING, IF A QUORUM IS PRESENT.

                               VOTING INFORMATION

     The close of business on August 1, 2005 has been fixed as the record date (the "Record Date") for determining shareholders who are entitled to notice of and to vote at the Meeting. Shareholders as of the Record

Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. Each share shall be weighted based on the ratio its interest in the Trust bears to the interest of all shareholders. As of July 29, 2005, each series of the Trust (each a "Fund," collectively the "Funds") or each class of a Fund had the following number of shares outstanding:

FUND                                                                                       SHARES
----                                                                                       ------
GLOBAL SELECT CLASS I                                                                3,518,940.51
GLOBAL SELECT CLASS II                                                              4,475,759.104
EMERGING MARKETS OPPORTUNITIES CLASS I                                              1,517,855.661
EMERGING MARKETS OPPORTUNITIES CLASS II                                               241,031.065
INTERNATIONAL GROWTH FUND CLASS I                                                   1,716,730.527
INTERNATIONAL GROWTH FUND CLASS R                                                      52,101.316
INTERNATIONAL GROWTH FUND CLASS III                                                 1,979,232.869
INTERNATIONAL GROWTH FUND CLASS IV                                                  1,274,422.775
INTL GROWTH OPPORTUNITIES CLASS I                                                   1,673,935.175
INTERNATIONAL GROWTH OPPORTUNITIES CL II                                            1,301,666.482
US SYSTEMATIC LARGE CAP GROWTH CLASS I                                                 249,425.48
US SYSTEMATIC LARGE CAP GROWTH CLASS R                                                388,589.606
U.S. EMERGING GROWTH CLASS I                                                        1,235,172.938
U.S. EMERGING GROWTH CLASS R                                                          235,389.363
U.S. MINI CAP GROWTH FUND CLASS I                                                   4,652,827.476
U.S. MINI CAP GROWTH FUND CLASS II                                                     614,693.81
U.S LARGE CAP VALUE CLASS I                                                           620,270.277
U.S LARGE CAP VALUE CLASS R                                                           167,905.797
U.S SMALL CAP VALUE FUND CLASS I                                                    5,415,353.873
U.S. SMALL CAP VALUE FUND CLASS R                                                      36,909.145
U.S. SMALL CAP VALUE FUND CLASS II                                                  1,013,768.874
U.S CONVERTIBLE FUND CLASS I                                                        1,400,908.575
U.S HIGH YIELD BOND CLASS I                                                        11,928,836.581
U.S HIGH YIELD BOND CLASS II                                                        4,272,765.906
HARRIS INSIGHT MONEY MARKET FUND                                                     4,677,769.03
US SYSTEMATIC SMID GROWTH CLASS I                                                     480,781.653
US SYSTEMATIC SMID GROWTH CLASS IV                                                    148,632.011
INTERNATIONAL SYSTEMATIC CLASS I                                                          200,000

     As of July 29, 2005, the following shareholders owned more than 5% of the outstanding shares of each class of the Funds:

FUND                          % OWNERSHIP   SHARES OWNED     SHAREHOLDER
GLOBAL SELECT CLASS I               18.95%       666,808     SD TRANSIT CORP PENSION, PO BOX 85484,
                                                             SAN DIEGO, CA 92186
                                    16.41%       577,402     CHARLES SCHWAB & CO INC, 101 MONTGOMERY
                                                             STREET, 11TH FLOOR, SAN FRANCISCO, CA 94104
                                    10.88%       382,955     M J MURDOCK CHARITABLE TRUST, PO BOX 1618,
                                                             VANCOUVER, WA 98660
                                     6.56%       230,891     CATHOLIC CHURCH INSURANCES LIMITED, 324 ST
                                                             KILDA RD LEVEL 6, MELBOURNE 3001, AUSTRALIA 010
GLOBAL SELECT CLASS II              54.67%     2,446,983     WAKE FOREST UNIVERSITY, PO BOX 7354,
                                                             WINSTON SALEM, NC 27109
                                    44.14%     1,975,466     BUSS QUEENSLAND PTY LTD FBO BUSS QUEENSLAND
                                                             POOLED, PO BOX 902, SPRING HILL QNLND,
                                                             AUSTRALIA 010

EMERGING MARKETS
OPPORTUNITIES CLASS I               39.57%       600,578     ALLIANZ DRESDNER ASSET MANAGEMENT,

                                                             888 SAN CLEMENTE DR STE 100,
                                                             NEWPORT BEACH, CA 92660
                                    17.01%       258,125     HF INVESTMENT LTD PARTNERSHIP, PO BOX 92956,
                                                             CHICAGO, IL 60675
                                     8.40%       127,568     UNIVERSITY OF BRITISH COLUMBIA STAFF PENSION
                                                             PLAN 1188-1055 WEST HASTINGS,
                                                             VANCOUVER, BC V6E 2E9, CANADA 033
EMERGING MARKETS
OPPORTUNITIES CLASS II              39.07%        94,166     LAUER & CO, PO BOX 58997, PHILADELPHIA, PA 19102
                                    12.46%        30,028     HORACIO VALEIRAS AND AMY T VALEIRAS,
                                                             7650 EXCHANGE PL, LA JOLLA, CA 92037
                                    10.33%        24,899     PETER J JOHNSON, PO BOX 8587,
                                                             RANCHO SANTA FE, CA 92067
                                     9.75%        23,503     THE GLENMEDE CO SAVINGS &INV PLAN,
                                                             PO BOX 48529, ATLANTA, GA 30362
                                     7.69%        18,527     MARNA C WHITTINGTON, 2959 BARLEY MILL RD,
                                                             YORKLYN, DE 19736
INTERNATIONAL GROWTH
FUND CLASS I                        32.81%       563,284     PACIFIC LIFE INSURANCE CO EMPLOYEES
                                                             RETIREMENT PLAN TRUST, 801
                                                             PENNSYLVANIA, KANSAS CITY, MO 64105
                                    18.02%       309,272     SCHOOL SISTERS OF NOTRE DAME, PO BOX 1533,
                                                             MINNEAPOLIS, MN 55485
                                    12.49%       214,347     BINGHAM MCCUTCHEN LLP PARTNER RETIREMENT,
                                                             200 NEWPORT AVE, N QUINCY, MA 02171
                                     8.43%       144,753     CHARLES SCHWAB & CO INC, 101 MONTGOMERY
                                                             STREET, 11TH FLOOR, SAN FRANCISCO, CA 94104
                                     5.14%        88,198     CALIFORNIA RACE TRACK ASSOCIATION,
                                                             801 PENNSYLVANIA, KANSAS CITY,MO 64105
INTERNATIONAL GROWTH
FUND CLASS R                       100.00%        52,101     AGENT OMNIBUS, 135 SANTILLI HWY,
                                                             EVERETT, MA 02149
INTERNATIONAL GROWTH
FUND CLASS III                     100.00%     1,979,232     UNIVERSITY OF BRITISH COLUMBIA,
                                                             1188-1055 WEST HASTINGS,
                                                             VANCOUVER, BC V6E 2E9, CANADA 033
INTERNATIONAL GROWTH
FUND CLASS IV                       99.87%     1.272,746     CATHOLIC HEALTHCARE PARTNERS RETIR TRUST,
                                                             615 ELSINORE PL, CINCINNATI, OH 45202
INTERNATIONAL GROWTH
OPPORTUNITIES CLASS I               21.39%       358,050     CHARLES SCHWAB & CO INC, 101 MONTGOMERY
                                                             STREET, 11TH FLOOR, SAN FRANCISCO, CA 94104
                                    13.27%       222,124     WELLS FARGO BANK NA, WORLDSPAN LP, PO BOX 1533,
                                                             MINNEAPOLIS, MN 55480
                                    11.96%       200,131     MCM COMPANY, PO BOX 85484, SAN DIEGO, CA 92186
                                     7.89%       132,138     CAPINCO, PO BOX 1787, MILWAUKEE, WI 53201
                                     5.02%        83,951     LASALLE BANK, PO BOX 1443, CHICAGO, IL 60690
INTERNATIONAL GROWTH
OPPORTUNITIES CL II                 48.31%       628,780     UNIVERSITY OF B C CANADA ENDOWMENT FUND,
                                                             1188-1055 WEST HASTINGS,
                                                             VANCOUVER, BC V6E 2E9, CANADA 033
                                    28.48%       370,741     NATIONAL FUEL GAS CO RTMT TRUST, PO BOX 92956,
                                                             CHICAGO, IL 60675
                                    23.14%       301,142     COVENANT MINISTRIES OF BENEVOLENCE,
                                                             5145 W CALIFORNIA, CHICAGO, IL 60625
US SYSTEMATIC LARGE CAP
GROWTH CLASS I                      80.45%       200,668     M J MURDOCK CHARITABLE TRUST, PO BOX 1618,
                                                             VANCOUVER, WA 98660

US SYSTEMATIC LARGE CAP
GROWTH CLASS R                     100.00%       388,589     AGENT OMNIBUS, 135 SANTILLI HWY,
                                                             EVERETT, MA 02149
U.S. EMERGING
GROWTH CLASS I                      49.17%       607,299     OMRF DC AGR, PO BOX 160, WESTERVILLE, OH 43081
                                    23.17%       286,203     CHARLES SCHWAB & CO INC, 101 MONTGOMERY
                                                             STREET, 11TH FLOOR, SAN FRANCISCO, CA 94104
                                    21.34%       263,626     SEI PRIVATE TRUST CO, 1 FREEDOM VALLEY DR,
                                                             OAKS, PA 19456
U.S. EMERGING
GROWTH CLASS R                     100.00%       235,389     AGENT OMNIBUS, 135 SANTILLI HWY,
                                                             EVERETT, MA 02149
U.S. MINI CAP
GROWTH FUND CLASS I                 43.66%     2,031,576     LYNDE & HARRY BRADLEY FDN, PO BOX 92956,
                                                             CHICAGO, IL 60675
                                    19.30%       898,115     CHARLES SCHWAB & CO INC, 101 MONTGOMERY
                                                             STREET, 11TH FLOOR, SAN FRANCISCO, CA 94104
                                    10.80%       502,725     WABANC & CO., PO BOX 2977, MILWAUKEE, WI 53201
                                     6.07%       282,545     DALLAS MUSEUM OF ART, PO BOX 92956,
                                                             CHICAGO, IL 60675
                                     5.35%       248,973     WATRUST & CO, PO BOX 2977, MILWAUKEE, WI 53201
U.S. MINI CAP
GROWTH FUND CLASS II                98.25%       603,919     M J MURDOCK CHARITABLE TRUST, PO BOX 1618,
                                                             VANCOUVER, WA 98660
U.S LARGE CAP
VALUE CLASS I                       27.90%       173,035     CHARLES SCHWAB & CO INC, 101 MONTGOMERY
                                                             STREET, 11TH FLOOR, SAN FRANCISCO, CA 94104
                                    12.65%        78,462     S DAKOTA HIGHER ED SAVINGS TR TRST CORE EQUITY,
                                                             801 PENNSYLVANIA, KANSAS CITY, MO 64105
                                    11.76%        72,956     S DAKOTA HIGHER ED SAVINGS TR TRST 9 13 YEARS,
                                                             801 PENNSYLVANIA, KANSAS CITY, MO 64105
                                    10.71%        66,441     S DAKOTA HIGHER ED SAVINGS TR TRST,
                                                             801 PENNSYLVANIA, KANSAS CITY, MO 64105
                                     9.81%        60,853     PLUMBERS LOCAL UNION 93 TRST, PO BOX 92956,
                                                             CHICAGO, IL 60675
                                     7.93%        49,193     S DAKOTA HIGHER ED SAVINGS TR TRST,
                                                             801 PENNSYLVANIA, KANSAS CITY, MO 64105
                                     7.27%        45,076     MITRA & CO, 1000 N WATER ST,
                                                             MILWAUKEE, WI 53202
U.S LARGE CAP
VALUE CLASS R                       99.88%       167,698     AGENT OMNIBUS, 135 SANTILLI HWY,
                                                             EVERETT, MA 02149
U.S SMALL CAP
VALUE FUND CLASS I                  37.23%     2,016,285     CHARLES SCHWAB & CO INC, 101 MONTGOMERY
                                                             STREET, 11TH FLOOR, SAN FRANCISCO, CA 94104
                                     6.63%       358,880     NORTHERN CALIFORNIA TILE DEFINED BENEFIT
                                                             PENSION PLAN, 777 DAVIS ST,
                                                             SAN FRANCISCO, CA 94111
                                     6.47%       350,402     PACIFIC LIFE INSURANCE CO EMPLOYEES RETIREMENT
                                                             PLAN TRUST, 801 PENNSYLVANIA,
                                                             KANSAS CITY, MO 64105
                                     5.11%       276,976     MITRA & CO, 1000 N WATER ST, MILWAUKEE, WI 53202
                                     5.06%       273,946     PLUMBERS & PIPEFITTERS LOCAL 172,
                                                             2111 W LINCOLN HWY, MERRILLVILLE, IN 46410
U.S. SMALL CAP
VALUE FUND CLASS R                 100.00%        36,909     ENERGY WEST RETIREMENT SAVINGS PLAN,
                                                             PO BOX 105779, ATLANTA, GA 30348

U.S. SMALL CAP
VALUE FUND CLASS II                 39.35%       398,876     W MICHIGAN PLUMBERS FITTERS & SERVICE TRADES
                                                             174 PENSION FUND, 2111 W LINCOLN HWY,
                                                             MERRILLVILLE, IN 46410
                                    25.89%       262,423     CATHOLIC CHARITIES SINGLE LINE, PO BOX 92956,
                                                             CHICAGO, IL 60675
                                    19.46%       197,234     DUPAGE COUNTY CEMENT MASONS, 240 W ST
                                                             CHARLES RD, VILLA PARK, IL 60181
                                    14.32%       145,170     CATHOLIC CHARITIES ENDOWMENT, PO BOX 92956,
                                                             CHICAGO, IL 60675
U.S CONVERTIBLE
FUND CLASS I                        41.20%       577,232     DINGLE & CO, PO BOX 75000,
                                                             DETROIT, MI, 48275
                                    27.66%       387,533     CITY OF ROANOKE PENSION PLAN, 1 ENTERPRISE DR,
                                                             WILLARD BUILDING FL 3C, QUINCY, MA 02171
                                     6.43%        90,031     M J MURDOCK CHARITABLE TRUST, PO BOX 1618,
                                                             VANCOUVER, WA 98660
                                     6.39%        89,530     EX-STUDENTS ASSOCIATION OF THE UNIVERSITY OF
                                                             TEXAS, PO BOX 7278, AUSTIN, TX 78713
U.S HIGH YIELD
BOND CLASS I                        21.81%     2,602,194     CHARLES SCHWAB & CO INC, 101 MONTGOMERY
                                                             STREET, 11TH FLOOR, SAN FRANCISCO, CA 94104
                                    13.54%     1,615,074     MUNICIPAL EMPLOYEES BENEFIT FUND, 2390
                                                             E CAMELBACK RD STE 240, PHOENIX, AZ 85016
                                    13.02%     1,553,197     VIAHEALTH RET DOM TRST, PO BOX 94871,
                                                             CLEVELAND, OH 44101
                                    11.67%     1,392,147     S D WARREN COMPANY, 225 FRANKLIN ST,
                                                             BOSTON, MA 02110
                                     6.96%       829,912     FIDELITY INVESTMENTS INSTITUTIONAL FOR
                                                             OPERATIONS CO INC, 100 MAGELLAN WAY KW1C,
                                                             COVINGTON, KY 41015
                                     5.02%       598,830     VIAHEALTH RET DOM NONE, PO BOX 94871,
                                                             CLEVELAND, OH 44101
U.S HIGH YIELD
BOND CLASS II                       99.54%     4,253,190     MINNESOTA LIFE INSURANCE COMPANY,
                                                             400 ROBERT ST N, SAINT PAUL, MN 55101
US SYSTEMATIC SMID
GROWTH CLASS I                      43.15%       207,468     M J MURDOCK CHARITABLE TRUST, PO BOX 1618,
                                                             VANCOUVER, WA 98660
                                    41.60%       200,000     ALLIANZ DRESDNER ASSET MANAGEMENT,
                                                             888 SAN CLEMENTE DR STE 100,
                                                             NEWPORT BEACH, CA 92660
US SYSTEMATIC SMID
GROWTH CLASS IV                     25.30%        37,600     PERKINS TIMBERLAKE COMPANY, 2304 MIDWESTERN
                                                             PKWY STE 200, WICHITA FALLS, TX 76308
                                    16.84%        25,023     HORACIO VALEIRAS AND AMY T VALEIRAS,
                                                             7650 EXCHANGE PL, LA JOLLA, CA 92037
                                    10.10%        15,014     PETER J JOHNSON, PO BOX 8587,
                                                             RANCHO SANTA FE, CA 92067
                                     6.73%        10,009     MARNA C WHITTINGTON, 2959 BARLEY MILL RD,
                                                             YORKLYN, DE 19736
                                     6.35%         9,442     CHARLES W MAHER AND LESLIE A MAHER,
                                                             15050 SADDLEBROOK LN, POWAY, CA 92064
                                     5.83%         8,672     E B MOORE JR, 14389 CAMINITO LAZANJA,
                                                             SAN DIEGO, CA 92127
INTERNATIONAL SYSTEMATIC
CLASS I                            100.00%       200,000     JOSPEPH L & EMILY K GIDWITZ MEMORIAL
                                                             FOUNDATION, 200 S WACKER DR STE 4000,
                                                             CHICAGO, IL 60606

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

     Holders of one-third of the interests in the Trust present in person or represented by proxy, constitute a quorum for the transaction of business with respect to any proposal. If a quorum is present at the Meeting, an affirmative vote of the shareholders present, in person or by proxy, holding more than 50% of the interests in the Trust, constitutes the action of the shareholders. In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. The persons named as proxies will vote those proxies that they are entitled to vote in favor of any such proposal or in favor of such an adjournment and will vote those proxies required to be voted against any such proposal or against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Each Nominee will be elected to the Board of Trustees of the Trust if he receives the approval of a majority of the votes of the Trust represented at the Meeting, provided that at least a quorum is represented in person or by proxy. The election of Trustees is determined by the votes received from shareholders of the entire Trust without regard to whether a majority of shares of any one Fund votes in favor of a particular Nominee or all Nominees as a group. If you elect to withhold authority for any Nominee, you may do so by marking the box next to the name of only the Nominee that you intend to vote for on the proxy card, as further explained on the proxy voting card itself.

     Shares of the Trust represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will NOT be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect in determining whether a proposal has been adopted by 50% or more of the Trust's shares present at the Meeting, if more than one-third of the outstanding shares (excluding the "broker non-votes") of the Trust are present or represented.

     The cost of the proxy solicitation, including the cost of preparing, printing and mailing this Notice, Proxy Statement and the form of proxy, and any supplemental proxy solicitation will be borne by the Trust. The principal solicitation method will be by mail.

                INFORMATION ABOUT TRUSTEES AND PRINCIPAL OFFICERS

     The business of the Trust is managed by the Board of Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Trust and who execute policies formulated by the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust are set forth in the following tables. Two of the officers and one Trustee of the Trust are also officers of Nicholas-Applegate Capital Management, the Trust's Investment Adviser, or officers of the Trust's Distributor, Nicholas-Applegate Securities. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act are referred to as "Independent Trustees". Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees". "Fund Complex" consists of the Trust and any other investment companies directly managed by Nicholas-Applegate Capital Management. In the most recently completed fiscal year, the Board of Trustees held four regular meetings.

     The names, addresses and ages of the Trustees, Nominees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below.

                                             TERM OF                                     NUMBER OF
                                             OFFICE                                      PORTFOLIOS
                                               AND                                        IN FUND
                              POSITION(S)    LENGTH                                       COMPLEX
                                 HELD        OF TIME        PRINCIPAL OCCUPATION(S)       OVERSEEN          OTHER DIRECTORSHIPS
NAME ADDRESS(1) AND AGE        WITH FUND    SERVED(2)        DURING PAST 5 YEARS         BY TRUSTEE           HELD BY TRUSTEE
-----------------------       -----------   ---------    ----------------------------    -----------    ----------------------------
INDEPENDENT TRUSTEE NOMINEE:

JOHN J. MURPHY (60)           Nominee       N/A          Founder and senior                  N/A        Director, Smith Barney
                                                         principal, Murphy Capital                      Multiple Discipline Trust;
                                                         Management                                     Director, Barclays
                                                                                                        International Funds Group
                                                                                                        Ltd. and affiliated
                                                                                                        companies

INDEPENDENT TRUSTEES:

GEORGE F. KEANE (75)          Chairman      Since May    President Emeritus and               13        Director, Bramwell Funds
                              of the        1999         founding Chief Executive                       (since 1994); Director,
                              Board and                  Officer, The Common Fund                       Longview Oil & Gas (since
                              Trustee                    (1971-1993); and Endowment                     2000); Director, Security
                                                         Advisors (1987-1993)                           Capital U.S. Real Estate
                                                         (organizations that provide                    (since 1997); Director, The
                                                         investment management                          Universal Bond Fund (since
                                                         programs for colleges and                      1997); Director, Universal
                                                         universities);                                 Stainless & Alloy Products
                                                                                                        Inc. (since 1994); Director,
                                                                                                        United Water Services and
                                                                                                        affiliated companies
                                                                                                        (1996-2000); Director, and
                                                                                                        former Chairman of the
                                                                                                        Board, Trigen Energy
                                                                                                        Corporation (1994-2000);
                                                                                                        Trustee, Nicholas- Applegate
                                                                                                        Mutual Funds (1994-1999).

WALTER E. AUCH (83)           Trustee       Since May    Retired; prior thereto,              13        Trustee, LLBS Funds (since
                                            1999         Chairman and CEO of Chicago                    1994) and Brinson
                                                         Board of Options Exchange                      Supplementary Trust (since
                                                         (1979-1986); Senior                            1997); Director, Thompson
                                                         Executive Vice President                       Asset Management Corp
                                                         PaineWebber, Inc.                              (1987-1999); Director, Smith
                                                                                                        Barney Trak Fund (since
                                                                                                        1992) and Smith Barney
                                                                                                        Advisors (since 1992);
                                                                                                        Director, PIMCO Advisors L.P
                                                                                                        (1994-2001); Director,
                                                                                                        Banyon Realty Trust
                                                                                                        (1988-2002), Banyon Mortgage
                                                                                                        Investment Fund (1989-2002)
                                                                                                        and Banyon Land Fund II
                                                                                                        (since 1988); Director,
                                                                                                        Express America Holdings
                                                                                                        Corp (1992-1999); Director,
                                                                                                        Legend Properties, Inc.
                                                                                                        (1987-1999); Director,
                                                                                                        Senele Group (since 1988);
                                                                                                        Director, Fort Dearborn
                                                                                                        Income Securities, Inc.
                                                                                                        (1987-1995); Trustee,
                                                                                                        Nicholas-Applegate Mutual
                                                                                                        Funds (1994-1999); Director,
                                                                                                        Geotek Industries, Inc.
                                                                                                        (1987-1998).

                                             TERM OF                                     NUMBER OF
                                             OFFICE                                      PORTFOLIOS
                                               AND                                        IN FUND
                              POSITION(S)    LENGTH                                       COMPLEX
                                 HELD        OF TIME        PRINCIPAL OCCUPATION(S)       OVERSEEN          OTHER DIRECTORSHIPS
NAME ADDRESS(1) AND AGE        WITH FUND    SERVED(2)        DURING PAST 5 YEARS         BY TRUSTEE           HELD BY TRUSTEE
-----------------------       -----------   ---------    ----------------------------    -----------    ----------------------------
DARLENE DEREMER (49)          Trustee       Since May    Partner, Grail Partners LLC          13        Founding Member and
                                            1999         (since 2005); Managing                         Director, National Defined
                                                         Director Putnam Lovell NBF                     Contribution Council (since
                                                         Private Equity (2004- 2005);                   1997); Trustee, Boston
                                                         Managing Director, NewRiver                    Alzheimer's Association
                                                         E-Business Advisory Services                   (since 1998); Director,
                                                         Division (2000-2003); Prior                    King's Wood Montessori
                                                         to, President and Founder,                     School (since 1995);
                                                         DeRemer Associates, a                          Editorial Board, National
                                                         strategic and marketing                        Association of Variable
                                                         consulting firm for the                        Annuities since 1997);
                                                         financial services industry                    Director, Nicholas-
                                                         (since 1987); Vice President                   Applegate Strategic
                                                         and Director, Asset                            Opportunities, Ltd.
                                                         Management Division, State                     (1994-1997); Trustee,
                                                         Street Bank and Trust                          Nicholas-Applegate Mutual
                                                         Company, now referred to as                    Funds (1994-1999); Director,
                                                         State Street Global                            Jurika & Voyles Fund Group
                                                         Advisers, (1982-1987); Vice                    (since 1994-2000); Trustee,
                                                         President, T. Rowe Price &                     Bramwell Funds (since 2003);
                                                         Associates (1979-1982);                        Director, Independent
                                                         Member, Boston Club (since                     Director Council (since
                                                         1998); Member, Financial                       2004).
                                                         Women's Association Advisory
                                                         Board (since 1995); Founder,
                                                         Mutual Fund Cafe Website

HORACIO A. VALEIRAS (46)      President &   Since        Managing Director (Since             13        Trustee, The Bishops School
                              Trustee       August       2004) and Chief Investment                     (Since 2002); Trustee, San
                                            2004         Officer, Nicholas-Applegate                    Diego Rowing Club (Since
                                                         Capital Management,                            2002)
                                                         Nicholas-Applegate
                                                         Securities (since 2002);
                                                         Managing Director of Morgan
                                                         Stanley Investment
                                                         Management, London
                                                         (1997-2002); Head of
                                                         International Equity and
                                                         Asset Allocation, Miller
                                                         Anderson & Sherred; Director
                                                         and Chief of International
                                                         Strategies,Credit Suisse
                                                         First Boston

PRINCIPAL OFFICERS

CHARLES H. FIELD, JR. (50)    Secretary     Since May    General Counsel Nicholas-            13
                              and Chief     2002         Applegate Capital Management
                              Compliance                 Nicholas-Applegate
                              Officer                    Securities LLC, Nicholas
                                                         -Applegate Holdings
                                                         LLC (since February 2004),
                                                         Deputy General Counsel,
                                                         Nicholas-Applegate Capital
                                                         Management, LLC (1996-
                                                         February 2004)

THOMAS MUSCARELLA (49)        Treasurer     Since May    Vice President, Director of          13
                                            2005         Mutual Fund Operations
                                                         (since 1998).

----------
(1) Unless otherwise noted, the address of the Trustees and Officers is c/o:
    Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2) Each Trustee serves for an indefinite term, until her or his successor is duly elected and qualified.

     Each Trustee of the Trust that is not an officer or affiliate of the Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $24,000 for services rendered as a Trustee of the Trust, $1,500 for each meeting attended ($500 per Committee meeting and $1,500 per in person special meeting attended. Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

     The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended March 31, 2005, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Trust's board and that of all other funds in the "Fund Complex". The Trust has no retirement or pension plan for its Trustees.

                                                                                                   TOTAL
                                                      PENSION OR                                COMPENSATION
                                                      RETIREMENT                                 FROM TRUST
                                  AGGREGATE        BENEFITS ACCRUED          ESTIMATED           AND TRUST
                                COMPENSATION          AS PART OF          ANNUAL BENEFITS         COMPLEX
NAME                             FROM TRUST         TRUST EXPENSES        UPON RETIREMENT      PAID TO TRUSTEE
----                            ------------       ----------------       ---------------      ---------------
Walter E. Auch                    $ 35,000              None                   N/A              $ 35,000(13*)
Darlene DeRemer                   $ 35,500              None                   N/A              $ 35,500(13*)
George F. Keane                   $ 35,000              None                   N/A              $ 35,000(13*)

     *Indicates total number of funds in Trust complex.

                            STANDING BOARD COMMITTEES

     The Board of Trustees has established three standing committees in connection with the governance of the Trust--Audit and Compliance Committee, Contract Committee and Nominating Committee.

     The Audit and Compliance Committee is comprised of Mr. George Keane (Chairman), Ms. Darlene DeRemer and Mr. Walter E. Auch, all of whom are Independent Trustees. The Board has determined that at last one member of the Audit and Compliance Committee is an "audit committee financial expert" as defined by the Securities and Exchange Commission. The function of the Audit and Compliance Committee is oversight. Management (which generally means the appropriate officers of the Trust, and the Trust's Investment Adviser, administrator(s) and other key service providers (other than the independent registered public accounting firm ("Independent Auditors"))) are primarily responsible for the preparation of the financial statements of each Fund, and the Independent Auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the Investment Company Act), and the Independent Auditors are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit and Compliance Committee has the duties and powers set forth in the Audit and Compliance Committee Charter, the Audit and Compliance Committee is not responsible for planning or conducting a Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

     The Audit and Compliance Committee has, among other things, specific power and responsibility to: i) oversee the Trust's accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an Independent Auditor for the Trust prior to the engagement of such Independent Auditor; iii) pre-approve all audit and non-audit services provided to the Trust by its Independent Auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit and Compliance Committee is informed of each service, and such policies do not include the delegation to management of the Audit and Compliance Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements; and iv) pre-approve all non-audit services provided by the Trust's Independent Auditor to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit and Compliance Committee met four times during the fiscal year ended March 31, 2005. A copy of the Audit and Compliance Committee's charter is attached hereto as Exhibit A.

     The Contract Committee, chaired by Ms. DeRemer, consists of three Independent Trustees. The responsibilities of this committee are to request and review such information as it believes is reasonably necessary to evaluate the terms of the investment advisory and distribution agreements, as well as the plans of distribution and the accounting and transfer agency agreement. The Contract Committee meets each year prior to the Board meeting at which these contracts are proposed to be renewed. The committee is assisted by legal counsel to the Independent Trustees in its deliberations. The committee met four times during the fiscal year ended March 31, 2005.

     The Nominating Committee, chaired by Mr. Auch, consists of three Independent Trustees. This unchartered committee interviews and recommends to the Board of Trustees persons to be nominated for election as Trustees by the Trust's shareholders and selects and proposes nominees for election by the Board between annual meetings. When identifying and evaluating nominees for trustees, this committee considers, among other factors, a candidate's professional experience and achievement, and familiarity with the mutual fund industry. Due to the size of the Board of Trustees and the rarity of Trustee elections, this committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of the Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews compensation, expenses and compliance with the Trust's retirement policy. The Nominating Committee met once during the fiscal year ended March 31, 2005.

     The following table sets forth the dollar range of equity securities of the Trust beneficially owned by a Trustee and on an aggregate basis in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2004.

                          TRUSTEE SHARE OWNERSHIP TABLE

                                                                                   AGGREGATE DOLLAR RANGE OF
                                                                                 SECURITIES IN ALL REGISTERED
                                                             DOLLAR RANGE            INVESTMENT COMPANIES
                                                             OF SECURITIES          OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                    FUND                      IN THE TRUST              THE FUND COMPLEX
---------------        ------------------------------      ------------------    ----------------------------
Walter E. Auch         U.S. Large Cap Value Fund           $10,001 - $50,000          $10,001 - $50,000

Darlene DeRemer        Global Select Fund                  $10,001 - $50,000          $50,001 - $100,000
                       U.S. Large Cap Value Fund           $10,001 - $50,000
                       U.S. Systematic SMID Growth         $10,001 - $50,000

George F. Keane        Emerging Countries Fund             $10,001 - $50,000          $50,001 - $100,000
                       U.S. High Yield Bond Fund           $10,001 - $50,000

Horacio A. Valeiras    Emerging Markets Opportunities          $100,000+                   $100,000+
                       U.S. Systematic SMID Growth             $100,000+

     As of December 31, 2004 no Independent Trustee, or his/her immediate family members owned beneficially or of record any class of securities in an investment adviser or principal underwriter of the Trust or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the Investment Company Act) an investment adviser or principal underwriter of the Trust.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 350 South Grand Avenue, 49th Floor, Los Angeles, California 90071, has been selected as the Trust's independent accounting firm for the current year. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting or to be available to respond to appropriate questions, although they will have the opportunity to make a statement if they desire to do so.

     The SEC's auditor independence rules require the Audit and Compliance Committee of the Trust to pre-approve (a) all audit and permissible non-audit services provided by the Trust's independent registered public accountants directly to the Trust and (b) those permissible non-audit services provided by the Trust's independent registered public accountants to the investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Trust.

     AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $251,300.00 for 2005 and $222,650.00 for 2004.

     AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under paragraph (a) of this Section are $0 for 2005 and $0 for 2004.

     TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $29,670.50 for 2005 and $20,000.00 for 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state, local and Mauritius Entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

     ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Section, are $0 in 2005 and $0 in 2004.

     PRE-APPROVAL: The Trust has adopted pre-approval policies and procedures consistent with Rule 2-01(c) (7) of Regulation S-X. The policies and procedures allow for the pre approval of the following non-audit services: consultations on GAAP and/or financial statement disclosure matters not exceeding $25,000/year; consultations on tax accounting matters not exceeding $25,000/year; review of annual excise distribution provisions not exceeding $15,000/year; and, various regulatory and tax filings in foreign jurisdictions (such as India, Taiwan and Venezuela) not exceeding $25,000/year. The policies and procedures require quarterly reporting to the Audit and Compliance Committee of all such services performed and related fees pursuant to the policies and procedures. 100% of the Tax Fees indicated above were approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

     The Trust's Audit and Compliance Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. The aggregate non-audit fees billed by the Trust's accountant for services rendered to Affiliated Service Providers for each of the last two fiscal years was $0 for 2005 and $0 for 2004.

                INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     The Investment Adviser to the Trust is Nicholas-Applegate Capital Management; a limited liability company organized under the laws of Delaware, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. No Nominee or Trustee of the Trust has purchased or sold securities of the parent or any affiliates of the Trust's investment adviser since the beginning of the Trust's last full fiscal year. The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. On January 31, 2001 The Investment Adviser was acquired by Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a publicly traded German Aktiengesellschaft (a German publicly traded company), which, together with its subsidiaries, comprise one of the world's largest insurance group (the "Allianz Group"). As of March 31, 2005 Allianz Group currently has assets under management of approximately $578.2 billion. Allianz AG's address is: Koeniginstrasse
28, D-80802, Munich, Germany.

     Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway,
30th floor, San Diego, CA 92101, is the principal underwriter and distributor for the Trust and, in such capacity is responsible for distributing shares of the Funds. The Distributor is a limited liability company organized under the laws of Delaware to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Holdings, LLC, the general partner of the Investment Adviser.

     The Custodian, Fund Accounting and Administrator Agent for the Trust is Brown Brothers Harriman & Co., Private Bankers ("BBH"), a New York Limited Partnership established in 1818. BBH has offices worldwide and provides services to Trust from its offices located at 40 Water Street, Boston, Massachusetts 02109. As Custodian, Administrator and Fund Accounting Agent, BBH is responsible for the custody of Trust's portfolio securities and cash, maintaining the financial and accounting books and records of the Trust, computing each Fund's net asset value per share and providing the administration services required for the daily business operations of the Trust.

                                    EXPENSES

     The expense of the proxy solicitation will be borne by the Trust. The principal solicitation method will be by mail. In order to obtain the necessary quorum at the Meeting, proxies also may be solicited via telephone or electronic communication by representatives of the Trust, the Investment Adviser, its affiliates or Management Information Systems, a solicitation firm that may be engaged to assist in proxy solicitation.

                           SHAREHOLDER COMMUNICATIONS

     Shareholders may send written communications to the Board or to an individual Trustee by mailing such correspondence to the attention of Nicholas-Applegate Institutional Funds, at 600 West Broadway, San Diego,
CA 92101. Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Trustee. To be considered for presentation at a shareholder meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Trust a reasonable time before a solicitation is made.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

                                       By Order of the Board of Trustees,


                                       Charles H. Field Jr., Secretary

San Diego, California
August 22, 2005

                                   APPENDIX A
                 AUDIT COMMITTEE OF THE BOARD OF TRUSTEES OF THE
                    NICHOLAS | APPLEGATE INSTITUTIONAL FUNDS

CHARTER

The Audit Committee shall be comprised of three Trustees, each of whom are not "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940.

The responsibilities of the Audit Committee of each Fund include:

     - Recommending to the Board of Trustees of the Fund the selection, retention or termination, as appropriate, of the independent public accountants for the Fund.

     - Reviewing the independent public accountants' compensation, the proposed terms of their engagement, and their independence.

     - Recommending to the Board of Trustees of the Fund, when the Committee deems it advisable, that the independent public accountants engage in specific studies and reports regarding auditing matters, accounting procedures, and tax and other matters.

     - Reviewing the arrangements for and scope of the audit of annual financial statements.

     - Reviewing annual financial statements and unaudited semiannual financial statements, including any adjustments to those statements recommended by the independent public accountants, and any significant issues that arose in connection with the preparation of those financial statements.

     - Reviewing, as appropriate and in consultation with independent public accountants, accounting policies and procedures applicable to the Fund as well as any management responses to comments relating to those policies and procedures.

     -   Reviewing independent public accountants' opinions.

     - Considering, in consultation with the independent public accountants, the adequacy of internal controls to help provide reasonable assurance that publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.

     - Investigating, when the Committee deems it necessary, potential improprieties or improprieties in Fund operations.

     - Reviewing changes in accounting policies or practices that had or are expected to have a significant impact on the preparation of financial statements.

     - Meeting semi-annually with the Treasurer of the Fund to discuss any issues arising from the Committee's responsibilities.

     - Meeting at least annually with the independent public accountants (outside the presence of management) to discuss any issues arising from the Committee's responsibilities.

     - Meeting at least annually with management (outside the presence of the independent public accountants) to discuss management's evaluation of the work performed by the independent public accountants and the appropriateness of their fees.

     - Generally acting as a liaison between the independent public accountants and the Board of Trustees.

                   NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

         SPECIAL MEETING OF THE SHAREHOLDERS - SEPTEMBER 23, 2005
            PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned holder of shares of Nicholas-Applegate Institutional Funds (the "Trust") hereby appoints as proxies Charles H. Field Jr. and Deborah Wussow, and each of them (with full power of substitution) to vote for the undersigned all shares of the undersigned in the Trust at the Special Meeting of the Shareholders to be held on September 23, 2005 at 10:00 a.m. San Diego time, at 600 West Broadway, 30th Floor, San Diego, CA 92101, and at any and all adjournments thereof, with all the power the undersigned would have if personally present.

If more than one of the proxies, or their substitutes, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have the authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of this Notice of Special Meeting and the accompanying Proxy Statement for the Special Meeting of Shareholders September 23, 2005.

                                        Date ______________________

                             --------------------------------------------------
                             |                                                |
                             --------------------------------------------------
                             Signature(s) (Joint Owners)      (SIGN IN THE BOX)

                             Please sign and date this Proxy and return it promptly in the enclosed envelope. Please sign this Proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                         Nicholas-Applegate - SM

   PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.


NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

PROPOSAL
--------

To vote to elect JOHN J. MURPHY and HORACIO A. VALEIRAS to serve as Trustees until their respective successors are duly elected and qualified.

         YOUR VOTE
         ---------
/ / FOR BOTH NOMINEES.
/ / FOR JOHN J. MURPHY ONLY.
/ / FOR HORACIO VALEIRAS ONLY.
/ / WITHHELD FOR BOTH NOMINEES.



               CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

                                                        Nicholas-Applegate - SM